SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 3, 2004

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28150	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10555 Science Center Drive, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 658-7600

N/A

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS. The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
99.1	Press Release dated May 3, 2004

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

     On May 3, 2004, Neurocrine Biosciences, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6. of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 3, 2004	NEUROCRINE BIOSCIENCES, INC.
/s/ PAUL W. HAWRAN
Paul W. Hawran
Executive Vice President and Chief Financial Officer

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